Exhibit 99.2

SECOND QUARTER 2021 EARNINGS PRESENTATION August 10, 2021

FORWARD LOOKING STATEMENTS Certain statements in this communication may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this communication are forward-looking statements, including, but not limited to statements regarding the anticipated synergies and other benefits of the transaction. When used in this communication, words such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions, as they relate to the management team, identify forward-looking statements. Such forward-looking statements are based on the current beliefs of Janus’s management, based on currently available information, as to the outcome and timing of future events, and involve factors, risks, and uncertainties that may cause actual results in future periods to differ materially from such statements. In addition to factors previously disclosed in Janus’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (i) risks of the self-storage industry; (ii) the highly competitive nature of the self-storage industry and Janus’s ability to compete therein; (iii) litigation, complaints, and/or adverse publicity; (iv) cyber incidents or directed attacks that could result in information theft, data corruption, operational disruption and/or financial loss; (v) the risk that the transaction will not close, (vi) the risk that the benefits of the transaction may not materialize to the extent anticipated and (vii) the risk that the demand outlook for Janus’s products may not be as strong as anticipated. There can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Janus is not under any obligation and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Janus and is not intended to form the basis of an investment decision in Janus. All subsequent written and oral forward-looking statements concerning Janus or other matters and attributable to Janus or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above and under the heading “Risk Factors” in Janus’s final prospectus filed with the SEC on August 6, 2021 and in Janus’s other filings. 2

AGENDA Business Financial Overview & Outlook Overview Scott Sannes Ramey Jackson Chief Financial Officer Chief Executive Officer 3

Q2 2021 Results Overview • Revenues up 42.5% YoY, driven by strong performance in the Commercial and R3 sales channels coupled with the COVID-impacted 2020 results. • Adj. EBITDA of $35.9 million, up 26% versus the year ago quarter, driven by higher revenues partially offset by inflationary cost increases coupled with Revenue Adj. EBITDA1 strategic investments to support the ongoing growth $174.2M $35.9M of the business. • Adj. EBITDA margin2 of 20.6%, down from 23.3% in the 2020 quarter driven by inflationary pressures from raw materials, labor and logistics coupled with incremental pubic company costs and investments to support strategic growth. • Adjusted EPS of $0.21, which compares favorably to the Adjusted EPS of $0.17 in the second quarter Adj. EPS1 OCF of 2020. $0.21 $44.8M • Cash flow from operations of $44.8 million modestly down from $50.5 million in the 2020 quarter reflective of working capital investments to support the continued growth of the business. 1. Adjusted EBITDA and Adjusted EPS are not financial measures determined in accordance with GAAP. For a definition of these metrics and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the company’s latest filings with the SEC. 2. Adjusted EBITDA margin calculated as Adjusted EBITDA / Net Revenues. 4

SECOND QUARTER FINANCIAL HIGHLIGHTS Q2 Q2 YoY 2021 2020 Change Revenue $174.2M $122.2M 42.5% Strong Top Line Adj. EBITDA $35.9M $28.5M 26.0% Growth with Some Inflationary Cost Adj. EBITDA Margin Pressure and 20.6% 23.3% (2.7)% Strategic Net Income Investments $1.1M $11.0M (90.0)% OCF $44.8M $50.5M (11.3)% 5

EBITDA Reconciliation Bridge

Janus International Group, Inc.
Adjusted EBITDA to Management Adjusted EBITDA Reconciliation

	LTM June 2021	Q2 2021	LTM Mar 2021	Q1 2021	FY2020A	FY2019A	FY2018A
Net Income	**$ 51.1**	**$ 1.1**	**$ 62.7**	**$ 14.7**	**$ 56.8**	**$ 34.3**	**$ 7.6**
Interest Expense	32.9	7.5	34.2	8.1	36.0	42.6	34.5
Tax Expense/ (Benefit) (1)	4.6	2.9	2.0	(0.2)	2.1	-	1.8
Depreciation and Amortization	33.4	8.3	31.7	8.3	32.9	41.1	63.7
EBITDA Adjustments (2)	15.9	16.1	0.5	1.6	(1.6)	4.3	6.5
Non-GAAP Adjusted EBITDA (3)	**$ 138.0**	**$ 35.9**	**$ 131.1**	**$ 32.6**	**$ 126.2**	**$ 122.3**	**$ 114.1**
Management Fee (4)	7.3	1.2	7.7	1.8	7.6	7.4	6.1
Acquisition Expense (5)	1.2	1.0	0.2	-	0.3	1.1	4.2
Non-Recurring Other (6)	3.6	0.4	4.0	0.3	5.2	6.0	-
Noke Startup (7)	4.6	1.3	4.4	1.2	4.2	3.5	-
Management Adjusted EBITDA	**$ 154.6**	**$ 39.8**	**$ 147.4**	**$ 36.0**	**$ 143.5**	**$ 140.3**	**$ 124.4**

(1) Prior to the SPAC Merger, Janus was registered as an LLC (pass-through tax entity)
(2) Refer to SEC public filings Non-GAAP Financial Measures Section for detailed breakout
(3) Reconciles to SEC reported Adjusted EBITDA
(4) Quarterly management fee paid to unitholders
(5) Transaction expenses associated with recent acqusitions
(6) Consists of other non-recurring items such as professional services and other one-time expenses
(7) One-time expenses associated with Noke Smart Entry product launch

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2021 Outlook • Outlook reflects solid H1 2021 results, strong backlog, the FULL YEAR expected impact of recent commercial and cost containment FY 2021 GUIDANCE initiatives, and current visibility of end markets. • Outlook assumes no further degradation in raw materials, labor availability, or logistics markets. $672 to $692 $156 to $162 million million • Outlook does not include the anticipated potential contribution of the DBCI acquisition that is expected to close in the third Revenue Management quarter. Adjusted EBITDA 7

Overview of DBCI Acquisition

Business Description

- Founded in 1990 by Janus' founder and current board member David Curtis, DBCI manufactures steel doors, including light-duty and heavy-duty roll-up doors and hallways systems for various commercial end markets in the United States and abroad.
- Current division of Cornerstone Building Brands, Inc. (NYSE: CNR).
- Headquartered in Douglasville, GA, with manufacturing facilities shared with Cornerstone in Chandler, AZ, Houston, TX and Douglasville, GA.

Notable Recent Activity

- On Sep 9, 2020, DBCI partnered with Automatic Technology to offer a new electric motor. The new products pair with DBCI's light and heavy-duty commercial roll up door series to increase ease of use and improve and convenience of day-to-day operations.
- Q1 2020, DBCI launched industry-leading automated manufacturing line for roll-up door production.
- On Mar 22, 2018, DBCI announced the launch of a redesigned roll-up door with a corrugated drum feature, providing improved door alignment on light- and heavy-duty roll-up door applications.

Core End Markets


Self-Storage


Commercial


Recreational


Agricultural


Freight & Warehousing

Source: Company materials, management estimates

Key Products & Services

Steel Doors

- **Light-Duty Commercial Roll-Up Doors**: steel roll-up doors for warehouses and farms, recreational storage and auto body shops 
- **Heavy-Duty Commercial Roll-Up Doors:** heavy-duty, commercial-grade metal roll-up doors for warehouses, loading docks, terminals and DCs 
- **Wind-Certified Commercial Doors:** load tested certified doors which helps in reducing maintenance and replacement costs and minimizing downtime 
- **Roll-Up Doors**: roll-up doors for self-storage, warehouses, barns and garages 
- **Swing Doors:** pre-assembled metal swing doors for quick installation
- **Wind-Certified Self-Storage Doors:** wind-certified roll-up doors to help owners and facility managers lower insurance costs and reduce maintenance 

Components

- **Commercial Components**: commercial corrugated drum, motor operators, saddle clamps and spacer components 
- **Self-Storage Components:** self-storage corrugated drum, ADA kits, tension set brackets, corner guards, kick plates, latches, frames & panels, and more 

Services

- **Project Services**: Pricing estimates, facility layout development, detailing services and dedicated project management support 
- **Installation:** Professional installation to ensure quality, identify potential issues and implement actionable solutions 
- **Warranties:** One-year warranties on all doors, hallway systems, hardware and fittings as well as 30-year paint warranties 

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Summary ? Solid quarter results in line with expectations? Announced a number of key leadership appointments ? Growth driven by strength in the Commercial and R3 sales channels, partially bolstered by COVID-related recovery? Headwinds from raw material, labor and logistics inflation being addressed through commercial and cost containment initiatives? 2021 Guidance in a range of $672 to $692 million for Revenue and $156 to $162 million for Management Adjusted EBITDA ? DBCI strategic acquisition expected to close in Q3 2021 and begin to contribute positively to results 9